*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on October 29, 2019. Meeting Information CINTAS CORPORATION Meeting Type: Annual Meeting For holders as of: September 4, 2019 Date: October 29, 2019 Time: 10:00 A.M. EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CTAS2019. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CTAS2019 and be sure to have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page). CINTAS CORPORATION 6800 CINTAS BOULEVARD You are receiving this communication because you hold shares in P.O. BOX 625737 the company named above. CINCINNATI, OH 45262-5737 ATTN: LEISHA SMITH This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E83664-P28238

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/CTAS2019*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E83665-P28238

Voting Items The Board of Directors recommends you vote FOR each of the following nominees: The Board of Directors recommends you vote FOR 1. Election of Directors the following proposals: 1a. Gerald S. Adolph 2. To approve, on an advisory basis, named executive officer compensation. 1b. John F. Barrett 3. To ratify Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020. 1c. Melanie W. Barstad The Board of Directors recommends you vote AGAINST the following proposal: 1d. Karen L. Carnahan 4. A shareholder proposal requesting the Company provide an annual report on political contributions, 1e. Robert E. Coletti if properly presented at the meeting. 1f. Scott D. Farmer NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1g. James J. Johnson 1h. Joseph Scaminace 1i. Ronald W. Tysoe E83666-P28238

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